American Funds College Target Date Series® Prospectus Supplement March 26, 2015 (for prospectus dated January 1, 2015, as supplemented to date)

1.	The table under the heading “Annual fund operating expenses” in the “Fees and expenses of the fund” section of the American Funds College 2033 Fund summary portion of the prospectus is amended in its entirety to read as follows:
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
	Share classes
	529-A	529-B	529-C	529-E	529-F-1
Management fees	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and/or service (12b-1) fees	0.13	1.00	1.00	0.50	0.00
Other expenses	0.27	0.26	0.26	0.24	0.26
Acquired (underlying) fund fees and expenses	0.40	0.40	0.40	0.40	0.40
Total annual fund operating expenses	0.90	1.76	1.76	1.24	0.76
Fee waiver[2]	0.10	0.10	0.10	0.10	0.10
Total annual fund operating expenses after fee waiver	0.80	1.66	1.66	1.14	0.66
2.	The first table under the heading “Example” in the “Fees and expenses of the fund” section of the American Funds College 2033 Fund summary portion of the prospectus is amended in its entirety to read as follows:
Share classes	1 year	3 years
529-A	$503	$690
529-B	669	944
529-C	269	544
529-E	116	384
529-F-1	67	233

Keep this supplement with your prospectus.

Lit. No. MFGEBS-128-0315P Printed in USA CGD/AFD/10039-S46983